UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

ALLIANCE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14200 Park Meadow Drive #200

Chantilly, Virginia 20151

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (703) 814-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 4, 2012, Alliance Bankshares Corporation (the “Company”) and WashingtonFirst Bankshares, Inc. (“WashingtonFirst”) issued a joint press release announcing that the deadline for the Company’s shareholders to elect the form of consideration they wish to receive in the merger with WashingtonFirst is 5:00 p.m., Eastern Time, on December 19, 2012. A copy of the joint press release is included as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. The election deadline may be extended, in which case the Company and WashingtonFirst will issue a press release announcing the new election deadline.

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WashingtonFirst has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, as amended (registration no. 333-183255), that includes a proxy statement of Alliance that also constitutes a proxy statement and a prospectus of WashingtonFirst. A definitive proxy statement and prospectus was first mailed to shareholders of WashingtonFirst and Alliance on or about November 13, 2012, and Alliance also plans to file other documents with the SEC regarding the Merger. INVESTORS AND SECURITY HOLDERS OF WASHINGTONFIRST AND ALLIANCE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Certain of such documents are not currently available. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, www.sec.gov. Copies of the documents filed with the SEC by WashingtonFirst will be available free of charge on WashingtonFirst’s website at www.wfbi.com under the tab “About the Bank” and then under the heading “Investor Relations” or by contacting WashingtonFirst’s Investor Relations Department at 11921 Freedom Drive, Suite 250, Reston, VA 20190. Copies of the documents filed with the SEC by Alliance will be available free of charge on Alliance’s website at www.alliancebankva.com under the tab “Investor Relations” and then under the heading “Press Releases” or under the heading “Documents/SEC Filings.” You may also read and copy any reports, statements and other information filed with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington DC. Information about the operation of the SEC Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

WashingtonFirst, Alliance and their respective directors, executive officers, and certain other members of management and employees of WashingtonFirst, Alliance and their respective subsidiaries may be deemed to be participants in the solicitation of proxies from shareholders of Alliance in connection with the Merger. Information about the directors and executive officers of WashingtonFirst is set forth in WashingtonFirst’s proxy statement dated March 15, 2012 available on WashingtonFirst’s website at www.wfbi.com under the tab “About the Bank” and then under the heading “Investor Relations”. Information about the directors and executive officers of Alliance is set forth in an amendment on Form 10-K/A to Alliance’s Annual Report on Form 10-K filed with the SEC on April 30, 2012. Additional information regarding the interests of such participants is included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Joint Press Release dated December 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Bankshares Corporation
(Registrant)

By:	/s/ William E. Doyle, Jr.
William E. Doyle, Jr. President and Chief Executive Officer

Date: December 4, 2012

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Joint Press Release dated December 4, 2012